UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 2, 2010
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165

(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-10.1

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) On November 2, 2010, the board of directors of Blue Nile, Inc. (the “Company”) approved a revised form of indemnification agreement to be entered into with each of its directors and executive officers. The indemnification agreement is a single standard form for each of the Company’s directors and executive officers and replaces the prior form of indemnification agreement. The Company may enter into the indemnification agreement with future directors and executive officers.
Consistent with the indemnification agreement currently in effect, the revised form of indemnification agreement provides that the Company will indemnify its officers and directors, under the circumstances and to the extent provided for in the agreement, for expenses, witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that he/she may be obligated to pay because of any claims made against him/her or by him/her in connection with any threatened, pending or completed action, suit or proceeding which he/she is, was or at any time becomes a party, or is threatened to be made a party, by reason of that fact that he/she is, was or at any time becomes a director or officer of the Company; and otherwise to the full extent permitted under Delaware law and our bylaws.
The form indemnification agreement was revised to, among other things: clarify that the rights under the agreement are separate and in addition to other indemnification obligations the Company may have under its bylaws; clarify the Company’s expense reimbursement obligations; clarify that advances are unsecured, interest free, and made without regard to the director or officer’s ability to repay the advance; shift the burden of proof between the director or officer and the Company with respect to enforcement of the Company’s obligations under the indemnification agreement; place a limit on the Company’s ability to bring a lawsuit against an officer or director after the expiration of the earlier of (i) the statute of limitations or (ii) five years from the date the cause of action arises; clarify that no amendment or termination of the indemnification agreement may take away rights that arose before such amendment or termination; clarify that the intent of the indemnification agreement is to provide as broad a right of indemnification as is currently permitted under applicable law; and clarify that if the Company maintains directors’ and officers’ liability insurance, the director or officer shall be covered to the maximum extent available under such policy.
The above description of the revised form of indemnification agreement is qualified in its entirety by reference to the form indemnification agreement attached to this Current Report on Form 8-K as Exhibits 10.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
10.1	Blue Nile, Inc. Form Indemnity Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
	By:	/s/ Marc D. Stolzman
Marc D. Stolzman
Dated: November 8, 2010		Chief Financial Officer (Principal Accounting and Financial Officer)